THE HENLOPEN FUND



SEMIANNUAL REPORT                                              DECEMBER 31, 1995
MANAGED BY LANDIS ASSOCIATES, INC.                                (302) 654-3131

To My Fellow Shareholders:

Due to a confluence of robust corporate earnings, negligible inflationary pressures, and declining interest rates, 1995 was a very favorable year for financial markets. Indeed, the investment management industry was hard-pressed to outperform market benchmarks. I am pleased to report that The Henlopen Fund, with its 38.03% return, was among the select 15% of mutual funds that managed to exceed the 37.5% increase posted by the S&P 500 Index on a total return basis.

The investment environment will be more challenging in 1996, as the market adjusts to a slower growth scenario. Our investment philosophy, however, is centered on searching for individual companies that will excel in terms of growth and profitability regardless of the overall level of economic activity. Furthermore, our eclectic growth approach gives us the flexibility to search for attractive opportunities unencumbered by constraints such as market capitalization.

Examples include Physician Computer Network, up 36% from purchase price; National Media Corp., up 57%; Avondale Industries (shipbuilding), up 87%; FirstMiss Gold, up 92% and Gandalf Technologies, recently sold for a 335% gain. The common denominator of these very different companies is that they are quite successful in their fields and are providing superior results to our clients.

We remain confident that our unwavering commitment to eclectic growth will continue to hold our shareholders in good stead in the months ahead. Sincerely yours,

/s/ Michael L. Hershey

Michael L. Hershey
President

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN The Henlopen Fund, S&P 500 Index and Lipper Growth Fund Index

      The Henlopen Fund   Lipper Growth Fund Index   S&P 500 Index

12/2/92    $10,000                 $10,000             $10,000
12/31/92   $10,010                 $10,204             $10,162
3/31/93    $10,821                 $10,507             $10,600
6/30/93    $11,562                 $10,661             $10,643
9/30/93    $12,450                 $11,173             $10,928
12/31/93   $12,999                 $11,426             $11,183
3/31/94    $12,760                 $11,084             $10,754
6/30/94    $12,126                 $10,841             $10,792
9/30/94    $12,853                 $11,373             $11,330
12/31/94   $12,644                 $11,246             $11,325
3/31/95    $13,583                 $12,059             $12,432
6/30/95    $15,493                 $13,350             $13,600
9/30/95    $17,817                 $14,562             $14,693
12/31/95   $17,443                 $14,855             $15,576

                               THE HENLOPEN FUND

                            STATEMENT OF NET ASSETS
                         December 31, 1995 (Unaudited)

                                                                    Quoted
Shares                                                  Cost     Market Value
------                                                -------    ------------
LONG-TERM INVESTMENTS - 98.1% (a)<F2>
COMMON STOCKS - 97.5% (a)<F2>
          ADVERTISING - 2.5%
 20,000   National Media Corp.*<F1>                   $267,450     $420,000

          AEROSPACE & DEFENSE - 1.3%
 25,000   Talley Industries, Inc.*<F1>                 252,750      215,625

          APPAREL & SHOES - 3.5%
 14,000   Donnkenny, Inc.*<F1>                         233,625      253,750
 18,000   Farah Inc.*<F1>                              189,580       85,500
 20,000   Hampshire Group, Ltd.*<F1>                   127,225      240,000
                                                      --------      -------
                                                       550,430      579,250

          AUTO & TRUCK RELATED - 1.7%
 34,100   Supreme Industries Inc.*<F1>                 267,552      285,587

          BASIC RESOURCES - 3.7%
 20,000   FirstMiss Gold Inc.*<F1>                     232,225      445,000
  3,000   Reynolds Metals Co.                          191,055      169,875
                                                       -------      -------
                                                       423,280      614,875

          COMMUNICATIONS - 0.7%
  6,000   Comcast Corp. Special Cl A NV                144,191      109,128

          COMPUTER SYSTEMS  - 5.6%
  5,000   EMC Corporation (Mass.)*<F1>                 102,175       76,875
 30,000   Harris Computer Systems Corp.*<F1>           392,125      405,000
 50,000   Physician Computer
            Network, Inc.*<F1>                         330,000      450,000
                                                       -------      -------
                                                       824,300      931,875

          CONSUMER DURABLES - 3.6%
 15,000   Fedders Corp.                                 65,671       86,250
 13,125   Fedders Corp. Class A                         52,104       55,781
 12,000   Koss Corp.*<F1>                              136,106       72,000
 37,000   Phoenix Gold International, Inc.*<F1>        365,500      379,250
                                                       -------      -------
                                                       619,381      593,281

          DISTRIBUTION - 2.3%
 10,000   D & K Wholesale Drug, Inc.*<F1>               77,544       72,500
 10,000   Vishay Intertechnology, Inc.*<F1>            319,350      315,000
                                                       -------      -------
                                                       396,894      387,500

          DIVERSIFIED OPERATIONS - 0.5%
  1,000   ITT Corporation*<F1>                          47,081       53,000
  1,000   ITT Industries, Inc.*<F1>                     21,767       24,000
                                                       -------      -------
                                                        68,848       77,000

          ELECTRONICS/EQUIPMENT MANUFACTURING - 12.2%
 20,000   Advanced Technology
            Materials, Inc.*<F1>                       265,625      200,000
 10,000   Electroglas, Inc.*<F1>                       340,125      245,000
 30,000   IKOS Systems, Inc.*<F1>                      352,500      333,750
 30,000   Nanometrics Inc.*<F1>                        194,063      221,250
 15,000   Quickturn Design Systems*<F1>                151,500      150,000
 13,000   Semiconductor Packaging
            Materials Co., Inc.*<F1>                   120,654      120,250
 20,000   SubMicron Systems Corp.*<F1>                 140,625      187,500
  7,000   Teradyne, Inc.*<F1>                          191,520      175,000
 20,000   Tylan General, Inc.*<F1>                     308,629      245,000
 10,000   Veeco Instruments Inc.*<F1>                  210,625      145,000
                                                     ---------    ---------
                                                     2,275,866    2,022,750

          ENGINEERING & CONSTRUCTION - 0.7%
  5,500   American Buildings Co.*<F1>                  121,000      122,375

          FINANCE/SAVINGS & LOANS - 1.2%
 10,000   Roosevelt Financial Group, Inc.              182,500      193,750

          FINANCIAL SERVICES - 9.5%
  5,500   Capital One Financial Corp.                  133,705      131,312
 10,000   First Financial Caribbean Corp.              185,625      187,500
  5,000   Markel Corp.*<F1>                            309,875      377,500
 42,500   Mego Financial Corp.*<F1>                    332,025      302,813
 10,000   Olympic Financial Ltd.*<F1>                  217,500      162,500
 15,000   Pioneer Group, Inc.                          306,550      408,750
                                                     ---------    ---------
                                                     1,485,280    1,570,375

          FOOD & BEVERAGES - 1.2%
  1,300   Hart Brewing, Inc.*<F1>                       24,700       19,825
  4,900   Seneca Foods Corp. Class A*<F1>               63,075       85,750
  4,900   Seneca Foods Corp. Class B                    63,075       95,550
                                                      --------     --------
                                                       150,850      201,125

          HEALTH & BEAUTY - 0.9%
 10,000   Stephan Co.                                  185,693      156,250

          HEALTHCARE SERVICES - 4.2%
 35,000   MedPlus, Inc.*<F1>                           343,750      301,875
 15,000   National Dentex Corp.*<F1>                   261,250      367,500
    700   Total Renal Care Holdings, Inc.*<F1>          10,850       20,650
                                                      --------      -------
                                                       615,850      690,025

          INSURANCE - 1.3%
  1,000   ITT Hartford Group, Inc.*<F1>                 46,837       48,375
 10,000   Philadelphia Consolidated
            Holding Corp.*<F1>                         172,500      162,500
                                                       -------      -------
                                                       219,337      210,875

          LEISURE/ENTERTAINMENT - 2.3%
 10,000   Action Performance Cos. Inc.*<F1>            125,805      137,500
 18,500   Moovies, Inc.*<F1>                           214,322      249,750
                                                       -------      -------
                                                       340,127      387,250

          MISCELLANEOUS MANUFACTURING - 5.5%
 10,000   American Biltrite Inc.                       234,757      217,500
 13,000   Avondale Industries, Inc.*<F1>               100,750      188,500
 10,000   Brenco, Inc.                                 123,437      102,500
 17,000   Middleby Corp.*<F1>                          120,724      161,500
 10,000   Ultralife Batteries, Inc.*<F1>               204,219      240,000
                                                       -------      -------
                                                       783,887      910,000

          MEDICAL PRODUCTS/SUPPLIES - 1.5%
 10,000   Advanced Technology
            Laboratories, Inc.*<F1>                    241,250      245,000

          OIL, GAS & CHEMICALS - 2.0%
 30,000   Nabors Industries, Inc.*<F1>                 331,500      333,750

          PUBLISHING - 1.7%
 10,000   Cadmus Communication Corp.                   270,000      270,000
    100   CKS Group, Inc.*<F1>                           1,700        3,900
                                                       -------      -------
                                                       271,700      273,900
          SEMICONDUCTORS - 7.8%
  5,000   Altera Corp.*<F1>                            262,800      248,750
 10,000   ANADIGICS, Inc.*<F1>                         288,750      212,500
 20,000   Integrated Circuit Systems, Inc.*<F1>        315,875      247,500
  3,000   Intel Corp.                                  200,250      170,250
  6,000   Oak Technology, Inc.*<F1>                    307,500      253,500
  5,000   Xilinx, Inc.*<F1>                            213,750      152,500
                                                     ---------    ---------
                                                     1,588,925    1,285,000

          SPECIALTY CHEMICALS - 1.3%
 25,000   CFC International, Inc.*<F1>                 240,000      215,625

          SPECIALTY RETAILING - 4.3%
 16,000   Insight Enterprises, Inc.*<F1>               212,500      200,000
 10,000   Pep Boys-Manny, Moe & Jack                   258,850      256,250
 17,000   Schultz Sav-O Stores, Inc.                   212,813      250,750
                                                       -------      -------
                                                       684,163      707,000

          SOFTWARE - 11.7%
  5,000   BBN Corporation*<F1>                         191,625      205,625
  9,500   CMG Information Services, Inc.*<F1>          249,745      882,313
 25,000   ForeFront Group, Inc.*<F1>                   200,000      209,375
  5,000   Macromedia, Inc.*<F1>                        269,375      261,250
  8,000   Open Environment Corp.*<F1>                  165,000      110,000
  5,000   Sybase, Inc.*<F1>                            188,125      180,000
  5,000   TCSI Corp.*<F1>                               75,000       92,500
                                                     ---------    ---------
                                                     1,338,870    1,941,063

          TECHNOLOGY - 2.8%
 10,000   Innovex, Inc.                                191,375      152,500
 10,000   Planar Systems, Inc.*<F1>                    192,500      191,250
 10,000   Spacetec IMC Corporation*<F1>                100,000      117,500
                                                       -------      -------
                                                       483,875      461,250

          Total common stocks                       15,355,749   16,141,484

PREFERRED STOCKS - 0.6% (a)<F2>
  2,500   AMC Entertainment Inc.
            $1.75 Cum. Conf. Pfd.
            $0.66 2/3 par                              $62,500     $101,875
                                                     ---------    ---------
          Total long-term
            investments                             15,418,249   16,243,359
                                                    ----------   ----------
SHORT-TERM INVESTMENTS - 3.0% (a)<F2>
          VARIABLE RATE DEMAND NOTES
$300,000  Southwestern Bell
            Telephone Co.                              300,000      300,000
189,706   Wisconsin Electric Power Co.                 189,706      189,706
                                                    ----------    ---------
          Total variable rate
            demand notes                               489,706      489,706
          Total investments                        $15,907,955   16,733,065
                                                    ----------
                                                    ----------

          Liabilities, less cash and
            receivables (1.1%) (a)<F2>                            (177,184)
                                                                 ----------
          NET ASSETS                                            $16,555,881
                                                                 ----------
                                                                 ----------

          Net Asset Value Per Share
            ($0.01 par value, unlimited
            shares authorized), offering
            and redemption price
            ($16,555,881 / 1,164,044
            shares outstanding)                                      $14.22
                                                                     ------
                                                                     ------

  *<F1>Non-income producing security.
(a)<F2>Percentages of various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this statement.

                               THE HENLOPEN FUND

                            Statement of Operations
               For the Period Ended December 31, 1995 (Unaudited)

INCOME:
  Dividends                                                         $30,416
  Interest                                                           17,907
                                                                    -------
  Total income                                                       48,323
                                                                    -------
EXPENSES:
  Investment management fees                                         73,372
  Registration fees                                                  20,025
  Administrative services                                            14,675
  Transfer agent fees                                                11,003
  Professional fees                                                  10,111
  Amortization of organizational expenses                             5,596
  Custodian fees                                                      5,549
  Printing and postage expense                                        3,851
  Other expenses                                                      2,563
                                                                   --------
  Total expenses                                                    146,745
                                                                   --------
NET INVESTMENT LOSS                                                (98,422)
                                                                  ---------
NET REALIZED GAIN ON INVESTMENTS                                  2,017,110

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS            (331,775)
                                                                  ---------
NET GAIN ON INVESTMENTS                                           1,685,335
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,586,913
                                                                  ---------
                                                                  ---------

                      STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ended December 31, 1995 (Unaudited) and for the Year Ended June
                                    30, 1995

                                                December 31, 1995June 30, 1995
OPERATIONS:
  Net investment loss                                   $(98,422)  $(112,976)
  Net realized gain on investments                      2,017,110   1,260,401
  Net (decrease) increase in unrealized
  appreciation on investments                           (331,775)   1,267,108
                                                        ---------   ---------
  Net increase in net assets resulting
  from operations                                       1,586,913   2,414,533
                                                        ---------   ---------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains
  ($2.26126 and $0.188 per share, respectively)       (2,150,393)   (139,259)
                                                      -----------   ---------
  Total distributions                                 (2,150,393) (139,259)*<F3>
                                                      -----------   ---------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (240,886 and
  226,243 shares, respectively)                         3,609,115   2,781,299
  Net asset value of shares issued in
  distributions (148,396 and 11,661 shares,
  respectively)                                         2,133,157     139,116
  Cost of shares redeemed (20,996 and 24,581
   shares, respectively)                                (308,292)   (307,817)
                                                        ---------   ---------
  Net increase in net assets derived from
   Fund share activities                                5,433,980   2,612,598
                                                        ---------   ---------
  TOTAL INCREASE                                        4,870,500   4,887,872

NET ASSETS AT THE BEGINNING OF THE PERIOD              11,685,381   6,797,509
                                                       ----------  ----------
NET ASSETS AT THE END OF THE PERIOD                   $16,555,881 $11,685,381
                                                       ----------  ----------
                                                       ----------  ----------

*<F3>Total distributions include $10,370 of ordinary income, of which 5% is eligible for the corporate dividends received deduction.

The accompanying notes to financial statements are an integral part of these statements.

                               THE HENLOPEN FUND

                              FINANCIAL HIGHLIGHTS
 (Selected data for each share of the Fund outstanding throughout each period)

                                                                          (Unaudited)
                                                                              For the                         For the Period
                                                                         Period Ended   For the Years Ended   From 12/2/92*<F4>
                                                                                        ----------------------
                                                                             12/31/95     6/30/95      6/30/94  to 6/30/93
                                                                         ------------   ---------      -------  ------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period                                         $14.68      $11.67       $11.55      $10.00
  Income from investment operations:
  Net investment loss                                                          (0.02)      (0.11)       (0.07)      (0.02)
  Net realized and unrealized gains on investments                               1.82        3.31         0.64        1.58
                                                                               ------      ------       ------      ------
  Total from investment operations                                               1.80        3.20         0.57        1.56
  Less distributions:
  Dividend from net investment income                                           - 0 -       - 0 -        - 0 -      (0.01)
  Distributions from net realized gains                                        (2.26)      (0.19)       (0.45)       - 0 -
                                                                               ------      ------       ------      ------
  Total from distributions                                                     (2.26)      (0.19)       (0.45)      (0.01)
                                                                               ------      ------       ------      ------
  Net asset value, end of period                                              $ 14.22     $ 14.68      $ 11.67     $ 11.55
                                                                               ------      ------       ------      ------
                                                                               ------      ------       ------      ------

TOTAL INVESTMENT RETURN                                                       26.6%**<F5>   27.8%         4.9%     28.5%**<F5>
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's)                                        $16,556     $11,685       $6,798      $1,062
  Ratio of expenses (after reimbursement) to average net assets***<F6>         2.0%**<F5>    2.0%         2.0%      2.0%**<F5>
  Ratio of net investment loss to average net assets****<F7>                 (1.3)%**<F5>  (1.2)%       (1.3)%    (0.7)%**<F5>
  Portfolio turnover rate                                                       96.4%      147.8%        63.0%       54.0%

  *<F4>Commencement of Operations.
 **<F5>Annualized.
***<F6>Computed after giving effect to adviser's expense limitation undertaking.
   If the Fund had paid all of its expenses, the ratio would have been 3.0% for the year ended June 30, 1994 and 11.5%** for the period ended June 30, 1993.
****<F7>The ratio of net investment loss prior to the adviser's expense limitation undertaking to average net assets would have been (2.2%) for the year ended June 30, 1994 and (10.2%)** for the period ended June 30, 1993.

The accompanying notes to financial statements are an integral part of this statement.


                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 1995 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
  The following is a summary of significant accounting policies of The Henlopen Fund (the ''Fund''), which was organized as a Delaware Business Trust on September 17, 1992 and is registered as an open-end management company under the Investment Company Act of 1940. The Fund commenced operations on December 2, 1992.

  (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Short-term investments are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for Federal income tax purposes.

  (b) Net realized gains and losses on common stock are computed on the basis of the cost of specific certificates.

  (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a ''regulated investment company'' and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

  (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

  (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and does not anticipate nonperformance by these counterparties.

  (f) Generally accepted accounting principles require that permanent financial reporting and tax differences for overdistributed net investment income be reclassified to capital stock. In connection with the adoption of this accounting method in 1995, cumulative permanent book and tax differences in overdistributed net investment income were reclassified to capital stock. This change had no effect on the Fund's net assets, net asset value per share, the change in net assets resulting from operations, or on the amount of income available for distribution to shareholders.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -
  The Fund has a management agreement with Landis Associates, Inc. (the ''Adviser''), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% on the daily net assets of the Fund.

 (3) DISTRIBUTION TO SHAREHOLDERS -
  Net investment income and net realized gains, if any, are distributed to shareholders. On December 28, 1995, the Fund distributed $1,014,621 from net short-term realized gains ($0.9382 per share) and $155,494 from net long-term realized gains ($0.144 per share). The distributions were paid on December 29, 1995, to shareholders of record on December 27, 1995. The Fund incurred $26,556 of post-October losses during 1995, which will be used to offset future realized capital gains.

(4)  DEFERRED EXPENSES -
  Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years beginning with the date of sales of shares to the public. These expenses were advanced by the Adviser who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses at December 31, 1995 were $21,453.

(5)  INVESTMENT TRANSACTIONS -
  For the period ended December 31, 1995, purchases and proceeds of sales of investment securities (excluding short-term securities) were $16,737,673 and $13,721,594, respectively.

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -
  As of December 31, 1995, liabilities of the Fund included the following:
       Payable to brokers for investments purchased                $131,875
       Payable to the Adviser for management fees
       and deferred expenses                                         35,245
       Other liabilities                                             36,705

(7)  SOURCES OF NET ASSETS -
  As of December 31, 1995, the sources of net assets were as follows:
       Fund shares issued and outstanding                       $14,910,791
       Net unrealized appreciation on investments                   825,110
       Undistributed net realized gains and losses                  819,980
                                                                 ----------
                                                                $16,555,881
                                                                 ----------
                                                                 ----------

  Aggregate net unrealized appreciation as of December 31, 1995, consisted of the following:
       Aggregate gross unrealized appreciation                   $2,205,201
       Aggregate gross unrealized depreciation                  (1,380,091)
                                                                 ----------
       Net unrealized appreciation                                 $825,110
                                                                 ----------
                                                                 ----------

                               BOARD OF TRUSTEES

         ROBERT J. FAHEY, JR.                        MICHAEL L. HERSHEY
Director of Real Estate Investment Banking    Chairman, Landis Associates, Inc.
Cushman &Wakefield of Pennsylvania, Inc.            Wilmington, Delaware
      Philadelphia, Pennsylvania

       STEPHEN L. HERSHEY, M.D.                   P. COLEMAN TOWNSEND, JR.
             President of                      President/CEO, Townsends, Inc.
First State Orthopaedic Consultants, P.A.            Millsboro, Delaware
           Newark, Delaware

          Investment Adviser                       Independent Accountants
        LANDIS ASSOCIATES, INC.                     PRICE WATERHOUSE LLP

       Custodian, Transfer Agent                        Legal Counsel
         FIRSTAR TRUST COMPANY                         FOLEY & LARDNER

                               THE HENLOPEN FUND
                                   SUITE 100
                             400 WEST NINTH STREET
                           WILMINGTON, DELAWARE 19801

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of The Henlopen Fund unless accompanied or preceded by the Fund's current prospectus.